G-III Leather Fashions, Inc.

512 Seventh Avenue

New York, New York 10018

May 7, 2008

Stusam, Inc.

David Winn

Richard Madris

c/o David Winn

63 Round Hill Road

Armonk, NY 10504

Re:  Asset Purchase Agreement

Gentlemen:

Reference is made to the Asset Purchase Agreement (the “APA”), dated July 11, 2005, as amended January 30, 2007 (the “Amendment”), by and among G-III Leather Fashions, Inc., G-III Apparel Group, Ltd., Stusam, Inc. (formerly known as Winlit Group, Ltd.), David Winn and Richard Madris. All capitalized terms not otherwise defined herein shall have the meanings given to them in the APA.

This letter agreement, when executed by each of you, shall constitute our agreement that, effective February 1, 2008, the Amendment shall be of no further force and effect and that the APA, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, without giving effect to the Amendment.

This letter agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission, or in “PDF” format circulated by electronic means, shall be deemed to be an original signature hereto.

Stusam, Inc.
David Winn
Richard Madris
May 7, 2008

If the foregoing accurately sets forth our agreement, please execute this letter and return it to the undersigned.

Very truly yours,
G-III LEATHER FASHIONS, INC.
By:	/s/ Wayne Miller
Name: Wayne Miller
Title: Chief Operating Officer

G-III APPAREL GROUP, LTD.
By:	/s/ Wayne Miller
Name: Wayne Miller
Title: Chief Operating Officer

Accepted and agreed to:
STUSAM, INC. (formerly WINLIT GROUP, LTD.)

By:	/s/ David Winn
Name: David Winn
Title: Vice President
/s/ David Winn
David Winn
/s/ Richard Madris
Richard Madris